UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2013

Health Management Associates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11141	61-0963645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida	34108-2710
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 598-3131

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders held on May 21, 2013, the stockholders of Health Management Associates, Inc. (the “Company”) voted on the matters described below.

1.	Stockholders elected nine directors, which constitute the Company’s entire Board of Directors. The table below summarizes the number of shares that: (i) voted for the election of each director; (ii) withheld authority to vote for each director; and (iii) represent broker non-votes with respect to each director.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes*

William J. Schoen	192,605,370	35,204,334	13,347,294
Gary D. Newsome	192,886,434	34,923,270	13,347,294
Kent P. Dauten	192,566,740	35,242,964	13,347,294
Pascal J. Goldschmidt, M.D.	194,442,703	33,367,001	13,347,294
Donald E. Kiernan	192,702,431	35,107,273	13,347,294
Robert A. Knox	192,565,537	35,244,167	13,347,294
Vicki A. O’Meara	194,399,379	33,410,325	13,347,294
William C. Steere, Jr.	194,304,106	33,505,598	13,347,294
Randolph W. Westerfield, Ph.D.	192,771,464	35,038,240	13,347,294

2.	On an advisory basis, stockholders approved the compensation of the Company’s named executive officers as such information is disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2013, including the Compensation Discussion and Analysis, compensation tables and other narrative disclosures included therein. The table below summarizes the number of shares that voted for, against and abstained from voting on this matter, as well as the number of shares representing broker non-votes with respect to such advisory vote.

Votes For	Votes Against	Abstentions	Broker Non-Votes*

191,992,092	32,882,638	2,934,974	13,347,294

3.	Stockholders approved the material terms of the performance goals in the Company’s Amended and Restated 1996 Executive Incentive Compensation Plan (the “EICP”) for compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The table below summarizes the number of shares that voted for, against and abstained from voting on this matter, as well as the number of shares representing broker non-votes with respect to such vote.

Votes For	Votes Against	Abstentions	Broker Non-Votes*

191,584,713	36,114,689	110,302	13,347,294

4.	Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013. The table below summarizes the number of shares that voted for, against and abstained from voting for the ratification of the selection of Ernst & Young LLP.

Votes For	Votes Against	Abstentions

240,208,021	903,390	45,587

5.	Stockholders did not approve a stockholder proposal regarding the Company’s issuance of a sustainability report. The table below summarizes the number of shares that voted for, against and abstained from voting on this matter, as well as the number of shares representing broker non-votes with respect to such vote.

Votes For	Votes Against	Abstentions	Broker Non-Votes*

54,143,228	118,316,579	55,349,897	13,347,294

*	Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted with respect to a non-routine proposal because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. If a broker does not receive voting instructions from the beneficial owner, a broker may vote on routine matters but may not vote on non-routine matters. Broker non-votes are counted for the purpose of determining the presence of a quorum but are not counted for the purpose of determining the number of shares entitled to vote on non-routine matters such as an election of directors, an advisory vote on named executive officer compensation, the material terms of the performance goals in the EICP for compliance with the Code and a stockholder proposal regarding the Company’s issuance of a sustainability report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH MANAGEMENT ASSOCIATES, INC.

Date: May 22, 2013	By:	/s/ Gary S. Bryant
Gary S. Bryant
Senior Vice President and Controller